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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934


Date of Report:  January 9, 2006


                                 YaSheng Group, Ltd.
                                 -------------------
             (Exact name of registrant as specified in its charter)


         California                  000-27557               33-0788293
(State or other jurisdiction        (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification No.)


         1450 Oddstad Drive, Redwood City, CA                     94063
        (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:  (650) 363-8345

                                      N/A
        (Former name or former address, if changed since last report.)



Item 4.01  Changes in Registrant's Certifying Accountant

On January 9, 2006, YaSheng Group, Ltd. (the "Company") completed its engagement of the accounting firm of Malone & Bailey, PC as it its principal accountant to audit the Company's financial statements. Malone & Bailey, PC is located 2825 Briarpark, Suite 930, Houston, TX 77042, telephone (713) 266-0530, facsimile
(713) 266-1815.

Prior to the engagement reported herein, neither the Company (nor anyone on its behalf) consulted Malone & Bailey, PC on (1) matters related to the application of accounting principals to any specified transaction, (2) the type of audit opinion potentially rendered by such engagement, or (3) any matter related to the resignation of the Company's formerly engaged accounting firm.



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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    YASHENG GROUP, LTD.


Date:  January 26, 2006             /s/ ZHOU CHANG SHENG
                                    Zhou Chang Sheng
                                    Chairman

















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